                                                                   EXHIBIT 99.17

================================================================================


                          OPHTHALMIC IMAGING SYSTEMS

                                      and

                              JB OXFORD & COMPANY

                                      and

        Each of the Purchasers Set Forth on the Signature Pages Hereto



                            -----------------------

                               WARRANT AGREEMENT

                            -----------------------



                            Dated November 21, 1995


===============================================================================

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
SECTION 1.   DEFINITIONS..................................................    1

SECTION 2.   REPRESENTATIONS AND WARRANTIES...............................    4

SECTION 3.   ISSUANCE OF WARRANTS.........................................    5

SECTION 4.   REGISTRATION, TRANSFER AND EXCHANGE OF CERTIFICATES..........    5

SECTION 5.   MUTILATED OR MISSING WARRANT CERTIFICATES....................    6

SECTION 6.   DURATION AND EXERCISE OF WARRANTS............................    6

SECTION 7.   NO FRACTIONAL SHARES.........................................    7

SECTION 8.   PAYMENT OF TAXES.............................................    7

SECTION 9.   WARRANT HOLDER RIGHTS; DIVIDENDS AND DISTRIBUTIONS...........    7

SECTION 10.  RESERVATION AND ISSUANCE OF WARRANT SHARES...................    8

SECTION 11.  OBTAINING OF GOVERNMENTAL APPROVALS AND STOCK EXCHANGE
              LISTINGS....................................................    8

SECTION 12.  ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF WARRANT SHARES
              PURCHASABLE.................................................    8

SECTION 13.  NOTICES TO WARRANT HOLDERS...................................   11

SECTION 14.  RESTRICTIONS ON TRANSFER.....................................   12

SECTION 15.  REGISTRATION.................................................   17

SECTION 16.  COVENANTS OF ISSUER..........................................   17

SECTION 17.  AMENDMENTS AND WAIVERS.......................................   17

SECTION 18.  SPECIFIC PERFORMANCE.........................................   17

SECTION 19.  NOTICES......................................................   17

SECTION 20.  BINDING EFFECT...............................................   18

                               TABLE OF CONTENTS
                                  (CONTINUED)

                                                                            Page
                                                                            ----
SECTION 21.  TERMINATION..................................................    18

SECTION 22.  COUNTERPARTS.................................................    18

SECTION 23.  CALIFORNIA LAW...............................................    18

SECTION 24.  BENEFITS OF THIS WARRANT AGREEMENT...........................    19

SECTION 25.  SEVERABILITY.................................................    19

SECTION 26.  NONWAIVER....................................................    19

SECTION 27.  REPURCHASE OPTION............................................    19

SECTION 28.  ENTIRE AGREEMENT.............................................    20


EXHIBIT A-1 TO WARRANT AGREEMENT

EXHIBIT A-2 TO WARRANT AGREEMENT

EXHIBIT A-3 TO WARRANT AGREEMENT

ANNEX TO WARRANT CERTIFICATES

EXHIBIT B TO WARRANT AGREEMENT

                               WARRANT AGREEMENT
                               -----------------


     WARRANT AGREEMENT dated November 21, 1995, between OPHTHALMIC IMAGING SYSTEMS, a California corporation ("Issuer"), JB OXFORD & COMPANY, a Utah
                                    ------
corporation ("JBO") and each of the purchasers set forth on the signature pages hereto (the "Holders").

                                   PREAMBLE

     Issuer and each of the Holders are parties to a Purchase Agreement of an even date herewith (the "Purchase Agreement") pursuant to which the Holders have
                         ------------------
agreed to purchase a minimum of 789,475 and a maximum of 1,368,421 shares of Common Stock, no par value, per share (the "Shares") in the Issuer.

     Issuer and JBO are parties to an Investment Banking Agreement, dated September 7, 1995, pursuant to which JBO has agreed to perform certain investment banking and consulting services to the Issuer (the "Investment Banking Agreement").

     In order to induce (i) the Holders to enter into the Purchase Agreement and to purchase the Shares, and (ii) JBO to enter into the Investment Banking Agreement and perform the investment banking and consulting services described herein, Issuer has agreed to execute and deliver this Warrant Agreement and to issue to the Holders and JBO the Warrants hereinafter described to each Holder and JBO, in the amount and type as described on Exhibit B hereto.
                                                ---------

     Accordingly, in consideration of the premises, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                  SECTION 1.
                                  DEFINITIONS
                                  -----------

     The following terms used herein shall have the meanings indicated below, unless the context otherwise requires:

     "Closing Price" shall mean, for any day, the closing price reported on the
      -------------
Composite Transactions Tape, or if the Common Stock is not reported on the Composite Transactions Tape, the last sale price regular way of the Common Stock on the principal national securities exchange on which the Common Stock is listed or admitted to trading or, in case no such sale takes place on such day, the average of the closing bid and asked prices regular way, in either case on such securities exchange or, if the Common Stock is not listed or admitted to trading on such an exchange, the closing sales price, or if there is no closing sales price, the average of the closing bid and asked prices, in the over-the-counter market as reported by the National Association of Securities Dealers'

Automated Quotation System ("NASDAQ"), or, if not so reported, as reported by the National Quotation Bureau, Incorporated, or any successor thereof.

     "Commission" shall mean the Securities and Exchange Commission or any
      ----------
entity succeeding to any or all of its functions.

     "Common Stock" shall mean the Common Stock, no par value, of Issuer.
      ------------

     "Contractual Obligation" shall mean, as to any Person, any provision of any
      ----------------------
security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

     "Convertible Securities" shall mean any stock or other securities
      ----------------------
convertible into or exchangeable for shares of Common Stock.

     "Moving Average Market Price Per Share" on any date shall be deemed to be:
      -------------------------------------

      (i) the average of the daily Closing Prices for the 10 consecutive trading days immediately preceding such date; provided, that if such closing
                                              --------
prices are determined with reference to National Quotation Bureau, Incorporated, the Moving Average Market Price Per Share on any date shall be deemed to be the average of the daily closing bid and asked prices for the 30 consecutive trading days immediately preceding such date; or

      (ii) if no such prices are furnished, the fair market value per Warrant or Non Public Warrant Share, as the case may be, being purchased, as determined by an independent investment banking firm mutually selected by the Issuer and the Holders of a majority of the Warrants or Non Public Warrant Shares, as the case may be, being purchased.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended,
      ------------
or any successor federal statute.

     "Exercise Price" shall mean (i) in the case of Series A Warrants, an
      --------------
exercise price of $1.25 per Warrant Share, (ii) in the case of Series B Warrants, an exercise price of $1.75 per Warrant Share and (iii) in the case of Series C Warrants, $.95 per Warrant Share, in each case subject to adjustment as provided in Section 12.

     "Expiration Date" shall mean (i) in the case of Series A Warrants, November
      ---------------
21, 1996, (ii) in the case of the Series B Warrants, November 21, 1997 and (iii) in the case of the Series C Warrants, November 21, 1999, or, in each case, if such day is not a Business Day, the next succeeding Business Day.

     "Fair Market Price Per Share" on any date shall be (i) the low trade price
      ---------------------------
on such date on the nationally recognized exchange or quotation bureau on which the shares have most frequently traded in the past year, or (ii) if the shares have not traded on a nationally recognized exchange or quotation bureau in the last year, the Moving Average Market Price Per Share.

     "Non-Public Warrant Shares" shall mean Warrant Shares that have not been
      -------------------------
sold to the public and are required to bear the legend set forth in Section
14(b).

     "Requirement of Law" shall mean as to any Person, the Certificate of
      ------------------
Incorporation and By-Laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

     "Rights" shall mean any rights to subscribe for or to purchase, or any
      ------
options or warrants for the purchase of, shares of Common Stock or Convertible Securities. The term "Rights" shall include, without limitation, the Warrants.

     "Securities Act" shall mean the Securities Act of 1933, as amended, or any
      --------------
successor statute, and the rules and regulations promulgated thereunder.

     "Series A Warrant" shall mean a Series A Warrant issued pursuant to this
      ----------------
Warrant Agreement, a form of which is attached hereto as Exhibit A-1, entitling
                                                         -----------
the recordholder thereof to purchase from Issuer at the Warrant Office one share (subject to adjustment as provided in Section 12) of Common Stock at the Exercise Price at any time before 5:00 P.M., local time, on the Expiration Date.

     "Series B Warrant" shall mean a Series B Warrant issued pursuant to this
      ----------------
Warrant Agreement, a form of which is attached hereto as Exhibit A-2, entitling
                                                         -----------
the recordholder thereof to purchase from the Issuer at the Warrant Office one share (subject to adjustment as provided in Section 12) of Common Stock at the Exercise Price at anytime before 5:00 P.M., local time, on the Expiration Date.

     "Series C Warrant" shall mean a Series C Warrant issued pursuant to this
      ----------------
Warrant Agreement, a form of which is attached hereto as Exhibit A-3, entitling
                                                         -----------
the record holder thereof to purchase from Issuer at the Warrant Office one share (subject to adjustment as provided in Section 12) of Common Stock at the Exercise Price at any time before 5:00 P.M., local time, on the Expiration Date.

     "Warrants" shall mean the Series A Warrants, the Series B Warrants and the
      --------
Series C Warrants, collectively.

     "Warrant Certificate" shall mean a certificate evidencing one or more
      -------------------
Warrants, substantially in the form of (i) Exhibit A-1 hereto in the case of the
                                           -----------
Series A Warrants, (ii) Exhibit A-2 hereto in the case of the Series B Warrants
                        -----------
and (iii) Exhibit A-3 hereto in the case of the Series C Warrants, in each case,
          -----------
with such changes therein as may be required to reflect any adjustments made pursuant to Section 12.

      "Warrant Office" shall mean the office or agency of Issuer at which the
       --------------
Warrant Register shall be maintained and where the Warrants may be presented for exercise, exchange, substitution and transfer, which office or agency will be the office of Issuer and which office or agency may be changed by Issuer pursuant to notice in writing to the Persons named in the Warrant Register as the holders of the Warrants.

     "Warrant Percentage" shall mean 26.16% in the case of the Series A
      ------------------
Warrants, 26.16% in the case of the Series B Warrants and 4.78% in the case of the Series C Warrants.

     "Warrant Register" shall mean the register, substantially in the form of
      ----------------
Exhibit B hereto, maintained by Issuer at the Warrant Office.
---------

     "Warrant Shares" shall mean the shares of Common Stock issuable or issued
      --------------
upon exercise of the Warrants, as the number of such shares may be adjusted from time to time pursuant to Section 12.

                                  SECTION 2.
                        REPRESENTATIONS AND WARRANTIES
                        ------------------------------

     Issuer hereby represents and warrants as follows:

     (a) Issuer is a corporation duly incorporated, validly existing and in good standing under the laws of the State of California, has the corporate power and authority to execute and deliver this Warrant Agreement and the Warrant Certificates, to issue the Warrants and to perform its obligations under this Warrant Agreement and the Warrant Certificates.

     (b) The execution, delivery and performance by Issuer of this Warrant Agreement and the Warrant Certificates, the issuance of the Warrants and the issuance of the Warrant Shares upon exercise of the Warrants have been duly authorized by all necessary corporate action and do not and will not violate, or result in a breach of, or constitute a default under, or require any consent under, or result in the creation of a lien upon the assets of Issuer pursuant to, any Requirement of Law or any Contractual Obligation binding upon Issuer.

     (c) This Warrant Agreement has been duly executed and delivered by Issuer and constitutes the legal, valid and binding obligation of Issuer, enforceable in accordance with its terms, subject to the effect of any bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and to equitable principles relating to the availability of equitable remedies. When the Warrants and Warrant Certificates have been issued as contemplated hereby, each of the Warrants and the Warrant Certificates will constitute the legal, valid and binding obligation of Issuer, enforceable in accordance with its terms, subject to the effect of any bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and to equitable principles relating to the availability of equitable remedies.

    (d) The Warrant Shares, when issued upon exercise of the Warrants in accordance with the terms hereof, will be validly issued, fully paid and nonassessable and free of preemptive rights.

    (e) As of the date hereof (i) Issuer's authorized capital stock consists of 20,000,000 shares of Common Stock, of which 2,243,533 (including 1,368,421 shares issued pursuant to the Purchase Agreement) shares are issued and outstanding, and 20,000,000 shares of Preferred Stock, no par value, no shares of which are issued and outstanding, (ii) the Warrant Shares issuable to (a)
the Holders upon exercise of the Series A Warrants would, if issued on the date hereof, represent 26.16%, (b) the Holders upon exercise of the Series B Warrants would, if issued on the date hereof, represent 26.16%, and (c) JBO upon exercise of the Series C Warrants would, if issued on the date hereof, represent 4.78%
of the sum of (A) 2,243,533 shares, being the number of shares of Common Stock that will be outstanding at the time of Closing, plus (B) 2,986,842 shares,
                                                 ----
being the number of Warrant Shares, (iii) except for 744,171 (a) shares of Common Stock issuable upon exercise of options outstanding under the Company's stock option plans, (b) 556,496 shares of Common Stock reserved for issuance under the Company's stock option plans and (c) approximately 140,835 shares of Common Stock reserved for issue upon exercise of warrants outstanding prior to the date of the offering, there are no outstanding Rights or Convertible Securities or other rights to obtain any shares of Common Stock or any other security convertible into or exchangeable for shares of Common Stock or Warrants, and (iv) 2,986,842 authorized shares of Common Stock have been reserved for issuance upon the exercise of the Warrants.

                                  SECTION 3.
                             ISSUANCE OF WARRANTS
                             --------------------

     Issuer hereby agrees to issue and deliver to (i) the Holders on the Closing Series A Warrants and Series B Warrants, in each case evidencing rights to purchase up to 1,368,421 Warrant Shares and (ii) JBO on the Closing Date Series C Warrants evidencing rights to purchase 250,000 Warrant Shares, in each case subject to adjustment as provided in Section 12, at any time on or before 5:00 P.M., local time, on the Expiration Date at a price per share equal to the Exercise Price. On the Closing Date, simultaneously with the purchase of the Shares by the Holders pursuant to the Purchase Agreement, Issuer shall deliver to the Holders and JBO one or more Warrant Certificates evidencing the Warrants in the amounts and type described on Exhibit B hereto.
                                     ---------

                                  SECTION 4.
              REGISTRATION, TRANSFER AND EXCHANGE OF CERTIFICATES
              ---------------------------------------------------

     (a) Issuer shall maintain at the Warrant Office the Warrant Register for registration of the Warrants and Warrant Certificates and transfers thereof. On the Closing Date, Issuer shall register the outstanding Warrants and Warrant Certificates in the names and amounts set forth on Exhibit B hereto. Issuer may deem and treat the registered holder(s) of the Warrant Certificates as the absolute owner(s) thereof and the Warrants represented thereby (notwithstanding any notation of ownership or other writing on the Warrant Certificates made by any Person) for the purpose of any exercise thereof or any distribution to the holder(s) thereof, and for all other purposes, and Issuer shall not be affected by any notice to the contrary.

     (b) Subject to Section 14, Issuer shall register the transfer of any outstanding Warrants in the Warrant Register upon surrender of the Warrant Certificate(s) evidencing such Warrants to Issuer at the Warrant Office, accompanied (if so required by it) by a written instrument or instruments of transfer in form satisfactory to it, duly executed by the registered holder or holders thereof or by the duly appointed legal representative thereof. Upon any such registration of transfer, new Warrant Certificate(s) evidencing such transferred warrants shall be issued to the transferee(s) and the surrendered Warrant Certificate(s) shall be canceled. If less than all the warrants evidenced by Warrant Certificate(s) surrendered for transfer are to be transferred, new Warrant Certificate(s) shall be issued to the holder surrendering such Warrant Certificate(s) evidencing such remaining number of Warrants.

     (c) Warrant Certificates may be exchanged at the option of the holder(s) thereof, when surrendered to Issuer at the Warrant Office, for another Warrant Certificate of like tenor and representing in the aggregate a like number of Warrants. Warrant Certificates surrendered for exchange shall be canceled.

     (d) No charge shall be made for any such transfer or exchange except for any tax or other governmental charge imposed in connection therewith. Except as provided in Sections 14(b) and (c), each Warrant Certificate issued upon transfer or exchange shall bear the legend set forth in Section 14(b) if the Warrant Certificate presented for transfer or exchange bore such legend.

                                  SECTION 5.
                   MUTILATED OR MISSING WARRANT CERTIFICATES
                   -----------------------------------------

     If any Warrant Certificate shall be mutilated, lost, stolen or destroyed, Issuer shall issue, in exchange and substitution for and upon cancellation of the mutilated Warrant Certificate, or in lieu of and substitution for the Warrant Certificate lost, stolen or destroyed, a new Warrant Certificate of like tenor and representing an equivalent number of Warrants, but only upon receipt of evidence satisfactory to Issuer of such loss, theft or destruction of such Warrant Certificate and, if requested, indemnity satisfactory to it. No service charge shall be made for any such substitution, but all expenses and reasonable charges associated with procuring such indemnity and all stamp, tax and other governmental duties that may be imposed in relation thereto shall be borne by the holder of such Warrant Certificate. Each Warrant Certificate issued in any such substitution shall bear the legend set forth in Section 14(b) if the Warrant Certificate for which such substitution was made bore such legend.

                                  SECTION 6.
                       DURATION AND EXERCISE OF WARRANTS
                       ---------------------------------

     (a) The Warrants evidenced by a Warrant Certificate shall be exercisable in whole or in part by the registered holder thereof on any Business Day at any time on or after the date hereof and prior to 5:00 P.M., local time, on the Expiration Date.

     (b) Subject to the provisions of this Warrant Agreement, upon presentation of the Warrant Certificate evidencing the Warrants to be exercised, with the form of election to purchase on the reverse thereof duly completed and signed by the registered holder or holders thereof, to the issuer at Warrant Office, and upon payment of the aggregate Exercise Price for the number of Warrant Shares in respect of which such Warrants are being exercised in lawful money of the United States of America, Issuer shall issue and cause to be delivered to or upon the written order of the registered holder(s) of such Warrants and in such name or names as such registered holder(s) may designate, a certificate for the Warrant Share or Warrant Shares issued upon such exercise of such Warrants. Any Person(s) so designated to be named therein shall be deemed to have become holder(s) of record of such Warrant Share or Warrant Shares as of the date of exercise of such Warrants.

     (c) If less than all of the Warrants evidenced by a Warrant Certificate are exercised at any time, a new Warrant Certificate or Certificates shall be issued for the remaining number of Warrants evidenced by such Warrant Certificate. Each new Warrant Certificate so issued shall bear the legend set forth in Section 14(b) if the Warrant Certificate presented in connection with partial exercise thereof bore such legend. All Warrant Certificates surrendered upon exercise of warrants shall be canceled.

                                  SECTION 7.
                             NO FRACTIONAL SHARES
                             --------------------

     Issuer shall not be required to issue fractional shares of Common Stock upon exercise of the Warrants but may pay for any such fraction of a share an amount in cash equal to the Moving Average Market Price Per Share of such share multiplied by such fraction.

                                  SECTION 8.
                               PAYMENT OF TAXES
                               ----------------

     Issuer will pay all taxes (other than any applicable income or similar taxes payable by the holders of the Warrants or Warrant Shares) attributable to the initial issuance of Warrant Shares upon the exercise of the Warrants; provided that Issuer shall not be required to pay any tax which may be payable in respect of any transfer involved in the issue of any Warrant Certificate or any Certificate for Warrant Shares in a name other than that of the registered holder of a Warrant Certificate surrendered upon the exercise of a Warrant, and Issuer shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to Issuer the amount of such tax or shall have established to the satisfaction of Issuer that such tax has been paid.

                                  SECTION 9.
              WARRANT HOLDER RIGHTS: DIVIDENDS AND DISTRIBUTIONS
              --------------------------------------------------

     The Warrants shall not (prior to exercise hereof) confer upon the holders thereof the right to vote as shareholders of Issuer, the right to receive dividends or distributions of Issuer if declared and paid or any other right as shareholders of Issuer.

                                  SECTION 10.
                  RESERVATION AND ISSUANCE OF WARRANT SHARES
                  ------------------------------------------

     (a) Issuer will at all times have authorized, and reserve and keep available, free from preemptive rights, for the purpose of enabling it to satisfy any obligation to issue Warrant shares upon the exercise of the Warrants, the number of shares of Common Stock deliverable upon exercise of all outstanding Warrants.

     (b)   Before taking any action which would cause an adjustment pursuant to
Section 12 hereof reducing the Exercise Price below the then par value (if any) of the Warrant Shares issuable upon exercise of the Warrants, Issuer will take any corporate action which may be necessary in order that Issuer may validly and legally issue fully paid and nonassessable Warrant Shares at the Exercise Price as so adjusted.

     (c) Issuer covenants that all Warrant Shares will, upon issuance in accordance with the terms of this Warrant Agreement, be fully paid and nonassessable and free from all taxes with respect to the issuance thereof and from all liens, charges and security interests created (whether by affirmative action or inaction) by Issuer.

                                  SECTION 11.
                      OBTAINING OF GOVERNMENTAL APPROVALS
                      -----------------------------------
                          AND STOCK EXCHANGE LISTINGS
                          ---------------------------

     Issuer will, at its own expense, (a) obtain and keep effective any and all permits, consents and approvals of Governmental Authorities which may from time to time be required of Issuer in order to satisfy its obligations hereunder, and
(b) take all action which may be necessary so that the Warrant Shares, immediately upon their issuance upon the exercise of Warrants, will be listed on each securities exchange, if any, on which the Common Stock is then listed.

                                  SECTION 12.
                       ADJUSTMENT OF EXERCISE PRICE AND
                       --------------------------------
                     NUMBER OF WARRANT SHARES PURCHASABLE
                     ------------------------------------

     Prior to the Expiration Date, the Exercise Price and the number of Warrant Shares purchasable upon the exercise of each Warrant are subject to adjustment from time to time upon the occurrence of any of the events enumerated in this
Section 12.

     (a) In the event that Issuer shall at any time after the date of this Agreement (i) declare a dividend on Common Stock in shares of Common Stock or other securities of Issuer, (ii) split or subdivide the outstanding Common Stock, (iii) combine the outstanding Common Stock into a smaller number of shares, or (iv) issue by reclassification of its Common Stock any shares or other securities of Issuer, then, in each such event, the number of Warrant Shares purchasable upon exercise of each Warrant immediately prior thereto shall be adjusted so that the holder shall be entitled to receive the kind and number of such shares or other securities of Issuer which the holder would have owned or have been entitled to receive after the happening of any of the events described above had such Warrant been exercised immediately prior to the happening of such event (or any record date with respect thereto). Such adjustment shall be made whenever any of the events listed above shall occur. An adjustment made pursuant to this paragraph (a) shall become effective immediately after the effective date of the event retroactive to the record date, if any, for the event.

     (b)   (i)   In the event that Issuer shall at any time after the date of this Agreement issue any shares of Common Stock or other securities convertible into shares of Common Stock (excluding shares of Common Stock issued upon exercise of the Warrants) at a price below the then applicable Exercise Price of the Warrants or Fair Market Price Per Share, then in each such event (an "Adjustment Event"), the number of Warrant Shares purchasable upon exercise of
 ----------------
each Warrant immediately prior thereto shall be adjusted so that the holder of any Series A Warrant, Series B Warrant or Series C Warrant, as the case may be, exercised shall be entitled to receive the number of Warrant Shares (the "Adjusted Number") determined by multiplying the number of Warrant Shares
 ---------------
purchasable upon exercise of such Warrants immediately prior thereto by a fraction determined by multiplying the number of Warrant Shares of such series purchasable upon exercise of such Warrants immediately prior thereto by a fraction determined by dividing (x) a number (the "Aggregate Adjusted Number")
                                                   -------------------------
equal to the Warrant Percentage of the sum of (A) the number of shares of Common Stock outstanding immediately following such Adjustment Event (assuming the exercise of all outstanding Warrants), plus (B) the Aggregate Adjusted Number of
                                       ----
Warrant Shares by (y) the number of unexercised Warrants of such series
               --
outstanding at the time such calculation is made; provided, however, that no
                                                  --------  -------
such adjustment shall be made for the issuance of shares of Common Stock under the circumstances contemplated in Section 12(f) hereof. Notwithstanding the foregoing, the issue of Common Stock pursuant to exercise of options granted under the Company's stock option plans or pursuant to exercise of warrants existing on the date hereof shall not be an Adjustment Event.

           (ii) In the event that at any time after the date of this Agreement, Issuer shall in any manner grant any Rights or issue or sell any Convertible Securities, then the total maximum number of shares of Common Stock issuable pursuant to such Rights or upon conversion or exchange of the total maximum amount of such Convertible Securities shall (as of the later to occur of (x) the date of the granting of such Rights or issuance or sale of such Convertible Securities or (y) the date such rights become exercisable or such Convertible Securities become convertible) be deemed to be outstanding and to have been issued or sold for purposes of paragraph (b) (i) hereof; provided, that, except
                                                         --------
as provided in the following proviso, no further adjustment of the number of Warrant Shares issuable upon exercise of the Warrants shall be made upon the actual issue of shares of Common Stock so deemed to have been issued, and further provided, that, upon the expiration or termination of any unexercised
----------------
Rights or conversion or exchange privileges for which any adjustment was made pursuant to paragraph (b) (i) and this paragraph (b) (ii), then the number of Warrant Shares issuable upon exercise of the Warrants shall be readjusted, and shall thereafter be such number as would have prevailed had the number of shares of Common Stock issuable upon exercise of the Warrants been originally adjusted (or had the original adjustment not been required, as the case may be) on the basis of the shares of Common Stock, if any, actually issued or sold upon the exercise of such Rights or conversion or exchange privileges; provided, however,
                                                              --------  -------
that no such readjustment shall have the effect of decreasing the number of Warrant Shares issuable upon exercise of the Warrants by an amount in excess of the amount of the adjustment initially made for the issuance, sale or grant of such Rights or Convertible Securities.

     (c) No adjustment in the number of Warrant Shares shall be required unless such adjustment would require an increase or decrease of at least 1% in the aggregate number of Warrant Shares purchasable upon exercise of all Warrants; provided that any adjustments which by reason of this Section 12(c)
          --------
are not required to be made shall be carried forward and taken into account in any subsequent adjustment; provided, however, that notwithstanding the
                           --------
foregoing, all such adjustments shall be made no later than three years from the date of the first event that would have required an adjustment but for this paragraph. All calculations under this Section 12 shall be made to the nearest cent or to the nearest hundredth of a share, as the case may be.

     (d)   If at any time, as a result of an adjustment made pursuant to this
Section 12, the holder of any Warrant thereafter exercised shall become entitled to receive any shares of Issuer other than shares of Common Stock, thereafter the number of such other shares so receivable upon exercise of any Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Warrant Shares contained in this Section 12, and the provisions of this Agreement with respect to the Warrant Shares shall apply on like terms to such other shares.

     (e) Whenever the number of Warrant Shares purchasable upon the exercise of a Warrant is adjusted, the Exercise Price per Warrant Share payable upon exercise of such Warrant shall be adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, the numerator of which shall be the number of Warrant Shares purchasable upon the exercise of such Warrant immediately prior to such adjustment, and the denominator of which shall be the number of Warrant Shares purchasable immediately after such adjustment.

     (f) In the event of any capital reorganization of Issuer, or of any reclassification of the Common Stock (other than a reclassification referred to in paragraph (a) (iv) above), or in case of the consolidation of Issuer with or the merger of Issuer with or into any other corporation (other than a consolidation or merger in which the Company is the surviving corporation) or of the sale the properties and assets of Issuer as, or substantially as, an entirety to any other corporation, each Warrant shall, after such capital reorganization, reclassification of Common Stock, consolidation, merger or sale, and in lieu of being exercisable for Warrant Shares, be exercisable, upon the terms and conditions specified in this Warrant Agreement, for the number of shares of stock or other securities or assets to which holder of the number of Warrant Shares purchasable upon exercisable of such Warrant immediately prior to such capital organization, reclassification of Common Stock, consolidation, merger or sale would have been entitled upon such capital organization, reclassification of Common Stock, consolidation, merger or sale; and in any such case, if necessary, the provisions set forth in this Section 12 with respect to the rights thereafter of the holders of the Warrants shall be appropriately adjusted so as to be applicable, as nearly as they may reasonably be, to any shares of stock or other securities or assets thereafter deliverable on the exercise of the Warrants. Issuer shall not effect any such consolidation, merger or sale, unless prior to or simultaneously with the consummation thereof, the successor corporation (if other than Issuer) resulting from such consolidation or merger or the corporation purchasing such assets or the appropriate corporation or entity shall assume, by written instrument, the obligation to deliver to holder of each Warrant the shares of stock, securities or assets to which, in accordance with the foregoing provisions, such holder may be entitled and all other obligations of Issuer under this Warrant Agreement. The provisions of this paragraph (f) shall apply to successive reorganizations, reclassification, consolidations, mergers and sales.

     (g) Irrespective of any adjustments in the Exercise Price or the number or kind of shares purchasable upon exercise of the Warrants, Warrant Certificates theretofore or thereafter issued may continue to express the same Exercise Price per share and number and kind of shares as are stated on the Warrant Certificates initially issuable pursuant to this Agreement.

     (h) If any question shall at any time arise with respect to the adjusted Exercise Price or Warrant Shares issuable upon exercise, such question shall be determined by the independent auditors of Issuer and such determination shall be binding upon Issuer and the holders of the Warrants and Warrant Shares.

     (i)  In case any event shall occur as to which the other provisions of this
Section 12 are not strictly applicable the failure to make any adjustment would result in an unfair enlargement or dilution of the purchase rights represented by the Warrants in accordance with the essential intent and principles hereof, then, in each such case, the independent auditors of Issuer shall give its opinion as to the adjustment, if any, on a basis consistent with the essential intent and principles established in this Section 12, necessary to preserve, without enlargement or dilution, the purchase rights presented by the Warrants. Upon receipt of such opinion, Issuer shall promptly mail a copy thereof to the registered holders of the Warrants and shall make the adjustment described therein.

                                  SECTION 13.
                          NOTICES TO WARRANT HOLDERS
                          --------------------------

     Upon any adjustment of the Exercise Price or number of Warrant Shares issuable upon exercise pursuant to Section 12, Issuer shall promptly, but in any event within 10 days thereafter, cause to be given to each of the registered holders of the Warrants, at its address appearing on the Warrant Register by first-class mail, postage prepaid, a certificate signed by its chief financial officer setting forth the Exercise Price as so adjusted and/or number of Warrant Shares issuable upon the exercise of each Warrant as so adjusted and describing in reasonable detail the facts accounting for such adjustment and the method of calculation used. Where appropriate, such certificate may be given in advance and included as a part of the notice required to be mailed under the other provisions of this Section 13.

     In the event:

     (a) Issuer shall authorize the grant of Rights or the offer or issuance of Common Stock or Convertible Securities to holders of Common Stock; or

     (b) Issuer shall declare a dividend or other distribution to all holders of Common Stock payable in evidences of its indebtedness, securities, cash or assets; or

     (c) of any consolidation or merger to which Issuer is a party and for which approval of any shareholders of Issuer is required, or of the conveyance or transfer of the properties and assets of Issuer substantially as an entirety, or of any capital reorganization or reclassification or change of the Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination); or

     (d) of the voluntary or involuntary dissolution, liquidation or winding up of Issuer; or

     (e) Issuer shall authorize any other action which would require an adjustment of the Exercise Price or number of Warrant Shares issuable upon exercise pursuant to Section 12;

then Issuer shall cause to be given to each of the registered holders of the Warrants at its address appearing on the Warrant Register, at least 12 business days prior to the applicable record date hereinafter specified (or as expeditiously as possible after the occurrence of any involuntary dissolution, liquidation or winding up referred to in clause (d) above), by first-class mail, postage prepaid, a written notice stating (i) the date as of which the holders of record of Common Stock to be entitled to receive any such rights, warrants or distribution are to be determined, or (ii) the date on which any such consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up is expected to become effective (or has become effective, in the case of any involuntary dissolution, liquidation or winding up), and the date as of which it is expected that holders of record of Common Stock shall be entitled to exchange their shares for securities or other property, if any, deliverable upon such reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up. The failure to give the notice required by this
Section 13 or any defect therein shall not affect the legality or validity any distribution, right, warrant, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up, or vote upon any action.

                                  SECTION 14.
                           RESTRICTIONS ON TRANSFER
                           ------------------------

     (a) Each Holder and JBO represents (and upon any exercise of the Warrants represents) that:

               (i) it is an accredited investor as that term is defined in the Securities Act if such investor is a domiciliary or citizen of the United States, or

          (ii) if the investor is not a domiciliary or citizen of the United states, that the Offer or sale of the Units and the Common Stock issuable upon exercise of the Warrants will only be made (i) pursuant to an exemption from the registration requirements of the Securities Act, or (ii) if the offer is not made to a person in the United States, and either (A) at time the buy order is originated, the buyer is outside the United States, or the seller and any person acting on its behalf reasonably believe that the buyer is outside the United States, or (B) the transaction is executed in, on or through the facilities of a designated offshore securities market outside the United States, as specified in Rule 902(a) of Regulation S, and neither the seller nor any person acting on its behalf knows that the transaction has been pre-arranged with a buyer in the United States. In addition, such sellers will not (and no one acting on their behalf will) solicit purchasers in the United States or otherwise engage in selling efforts in the United States.

     Such purchasers of the Units will resell the securities comprising the Units only (i) in accordance with Rule 904 of Regulation S under the Securities Act, (ii) pursuant to an exemption from registration under the Securities Act, or (iii) in a transaction registered under the Securities Act. Additionally, prior to forty days after the closing of the offering (the "Restricted Period"), the securities will not be offered or sold in the United States or to U.S. persons as defined by Rule 902(o) of the Regulation S, other than to distributors, unless the securities are registered under the Securities Act, or an exemption from the registration requirements of the Securities Act is available. In addition, a holder of the securities who is a distributor, dealer, subunderwriter or other securities professional, will not prior to the expiration of the restricted period resell the securities to a U.S. person as defined by Rule 902(o) of Regulation S unless the securities are registered under the Securities Act, or an exemption from registration under the Act is available.

          (iii) it will be acquiring the Warrant Shares for its own account, for investment and not with a view to any distribution public offering within the meaning of the Securities Act but subject to any requirement of law that the disposition of its property shall at all times be within its control.

     (b) Each Holder and JBO acknowledges that the Warrants and the Non Public Warrant Shares issuable upon exercise thereof have not been registered and will not be registered except as otherwise provided herein under the Securities Act and agrees that it will not sell or otherwise transfer any of its Warrants or Non Public Warrant Shares except upon the terms and conditions specified herein.

     (c) (i) Each Holder and JBO agrees, and each subsequent transferee described in paragraph (ii) below shall agree, that it will not transfer any Warrants or Non Public Warrant Shares except:

               (A)  pursuant to Rule 144 under the Securities Act;

               (B)  pursuant to Rule 144A under the Securities Act;

               (C)  pursuant to Regulation S under the Securities Act;

                 (D) pursuant to any other exemption from, or otherwise in a transaction not subject to, the registration requirements of the Securities Act (as confirmed in an opinion of counsel to the transferor to the effect that the proposed transfer may be effected without registration under the Securities Act);
                 (E) outside the United States in compliance with Rule 904 under the Securities Act;
                 (F) a transfer by such Holder or JBO, as the case may be, to any Affiliate or wholly owned Subsidiary of such Holder or JBO, as the case may be, (including any partnership or limited partnership of which such Holder or JBO, as the case may be, or any Affiliate thereof is a general partner); or
                 (G) pursuant to an effective registration statement under the Securities Act.

          (ii) Each Warrant Certificate and each certificate for the Warrant Shares issued to a Holder or JBO or to a subsequent transferee pursuant to
Section 14(c) (i) (B), (D) (unless the legal opinion delivered in connection therewith is to the effect that the first paragraph of such legend is not required in order to ensure compliance with the Securities Act) or (E) shall include a legend in substantially the following form:

              THE [WARRANTS AND UNDERLYING SHARES] [SHARES] REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (THE "ACT") AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT PURSUANT TO AN EXEMPTION FROM, OR OTHERWISE IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF SUCH ACT. IN ADDITION, THE [WARRANTS AND UNDERLYING SHARES] [SHARES] MAY BE TRANSFERRED ONLY IN COMPLIANCE WITH THE CONDITIONS SPECIFIED IN THE WARRANT AGREEMENT, DATED NOVEMBER 21, 1995, BETWEEN ISSUER AND THE INITIAL HOLDER OF THE WARRANTS NAMED THEREIN, A COMPLETE AND CORRECT COPY OF WHICH IS AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICE OF ISSUER AND WILL BE FURNISHED TO THE HOLDER HEREOF UPON WRITTEN REQUEST AND WITHOUT CHARGE. THIS WARRANT MAY NOT BE EXERCISED BY OR ON BEHALF OF ANY U.S. PERSON UNLESS REGISTERED UNDER THE ACT OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

     (d) Each Holder and JBO agrees, and each subsequent transferee described in paragraph (c)(ii) above shall agree, that it will give each person to whom it transfers any Warrants or Warrant Shares notice of any restrictions on transfer thereof.

     (e) The restrictions set forth in Section 14(c) shall terminate and cease to be effective with respect to any Warrants or Warrant Shares registered under the Securities Act or transferred pursuant to clause (A), (C) or (G) of Section 14(c)(i). Whenever such restrictions shall so terminate the holder of such Warrants and/or Warrant Shares shall be entitled to receive from Issuer, without expense (other than transfer taxes, if any), Warrant Certificates or certificates for such Warrant Shares not bearing the legend set forth in Section 14(c) at which time Issuer will rescind any transfer restrictions relating thereto.

     (f) With a view to making available to each Holder and JBO and subsequent holders of the Non Public Warrant Shares the benefits of certain rules and regulations of the Commission (including, without limitation, Rule 144 and Rule 144A under the Securities Act) which may permit the sale of Non Public Warrant Shares without registration, Issuer agrees to take any and all such actions as may be required of it by applicable law, rule or regulation to make available to each Holder and JBO and such subsequent holders such benefits, including without limitation, to:

           (i) make and keep public information available as those terms are understood and defined in Rule 144 under the Securities Act or any successor provision thereto;

           (ii) so long as Rule 144A is available to any Holder or JBO and, such holders, make and keep available the information specified in Rule 144A(d)(4) under the Securities Act or any successor provision thereto;

           (iii) file with the Commission in a timely manner all reports and other documents required of Issuer under the Securities Act and the Exchange Act; and

           (iv) so long as any Holder, JBO or any other holder owns any Warrants or Non Public Warrant Shares, furnish to each such holder forthwith upon request a written statement by Issuer as to its compliance with the information or reporting requirements of Rule 144 and Rule 144A or any successor provision thereto, and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of Issuer filed with the Commission, and such other reports and documents of Issuer and other information in the possession of or reasonably obtainable by Issuer as such holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such holder to sell any such securities without registration.

     (g) Notwithstanding the foregoing, subject to the completeness and accuracy of each Purchaser's representations and warranties in the Purchase Agreement, upon the exercise of any Warrant by a person who is a non-U.S. Person, the Company shall instruct the Company's transfer agent to issue stock certificates with only the following restrictive legend:

           THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ISSUED TO A NON-U.S. PERSON AND ARE RESTRICTED AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT OF 1933, AS AMENDED,

           (THE "ACT"), OR AS PERMITTED UNDER THE ACT PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.

The Company shall instruct the Company's transfer agent to issue stock certificates in the name of Purchaser (or its nominee (being a non-U.S. Person) or such non-U.S. Persons as may be designated by Purchaser prior to the Closing) and in such denominations to be specified at exercise representing the number of shares of Common Stock issuable upon such exercise, as applicable. If the stock certificates are issued to Purchaser upon exercise, the Company will after forty
(40) days, if requested in writing by the Purchaser and Purchaser submits the original stock certificate bearing the above legend for cancellation and reissue, issue a new stock certificate bearing no legend whatsoever; provided, however, that if the nominee or other non-U.S. Person in whose name a certificate or certificates for shares are requested to be restricted is other than Purchaser, or if there has been a regulatory development including, but not limited to, an amendment or proposed amendment of Regulation S, or any "no-action" or interpretive guidance whether oral or written from the Securities and Exchange Commission, which call into question the ability of the Company to issue to Purchaser the Warrant Shares without registration or a restrictive legend under the Securities Act, the Company may require prior to issuance of a certificate in the name of Purchaser or such other person, that it receive reasonable transfer documentation including an opinion of counsel in the form attached to the Purchase Agreement as Exhibit G that the issuance of certificates without restrictive legend and/or in such other name does not and will not cause a violation of the Securities Act; and provided further that if reasonable transfer documentation is provided, the Company warrants that no instructions other than these instructions will be given to the transfer agent and that the shares into which the Warrant are exercisable will not be subject to any transfer limitations other than those imposed by applicable securities laws. Nothing in this section 14(g), however, shall affect in any way Purchaser's or nominee's obligations and agreement to comply with all applicable securities laws upon resale of the Securities.

     (h) If, solely as a result of the Company's wrongful refusal to honor Purchaser's instruction in willful contravention of this Agreement, or wrongful refusal or failure to transfer or issue the Warrant Shares in willful contravention of this Agreement, any Purchaser suffers any loss, the Company shall reimburse Purchaser for such loss unless Purchaser shall have breached any of its representations, warranties or covenants set forth in this Agreement or otherwise taken or omitted to take actions, which actions or omissions constitute gross negligence bad faith or willful misconduct.

     (i) Each Holder and JBO agrees, and each subsequent transferee described in paragraph (c)(ii) above shall agree, that, upon exercise of Warrants it shall give (i) written certification that it is not a U.S. person and that the Warrant is not being exercised on behalf of a U.S. person or (ii) written opinion of counsel to the effect that the warrant and the securities delivered upon exercise thereof have been registered under the Act or are exempt from registration thereunder.

     Warrants may not be exercised within the United States and the Warrant Shares may not be delivered within the United States upon exercise, other than in offerings deemed to meet the definition of "offshore transaction" pursuant to paragraph (i)(3) of Rule 902 under the Securities Act, unless registered under the Securities Act or an exemption from such registration is available.

                                  SECTION 15.
                                 REGISTRATION
                                 ------------
     The holders of the Warrant Shares shall be entitled to the registration rights described in the Registration Rights Agreement, attached as Exhibit A to the Shareholders' Agreement.

                                  SECTION 16.
                              COVENANTS OF ISSUER
                              -------------------
     (a) Issuer shall not amend its Articles of Incorporation or By-Laws so as to adversely affect the powers or special rights of the holders of Warrant Shares, except with the consent of the holders of a majority of the Warrants and/or Non Public Warrant Shares.

     (b) Issuer shall allow the holders of Warrants and Non Public Warrant Shares, acting together, to appoint one representative to attend meetings of the board of directors in a purely observatory capacity with no rights to vote or participate in any manner. Issuer shall give such representative reasonable advance notice, under the circumstances, of all meetings of the board of directors in accordance with the principles of Section 19 hereof unless such notice would be impracticable, in which case reasonable alternative notice will be given.

                                  SECTION 17.
                            AMENDMENTS AND WAIVERS
                            ----------------------
     Any provision of this Warrant Agreement may be amended, supplemented, waived, discharged or terminated by a written instrument signed by Issuer and the holders of a majority of the outstanding Warrants (or in the case of Sections 14 through 25, the holders of a majority of the outstanding Warrants and Non Public Warrant Shares); provided that the Exercise Price may not be
                                --------
increased, the number of Warrant Shares issuable upon exercise of the Warrants may not be reduced (except pursuant to Section 12(b)(ii) hereof), the Expiration Date may not be changed to an earlier date and this Section may not be amended except with the consent of the holders of all outstanding Warrants and/or Non Public Warrant Shares, as the case may be.

                                  SECTION 18.
                             SPECIFIC PERFORMANCE
                             --------------------
     The holders of the Warrants and/or Non Public Warrant Shares shall have the right to specific performance by Issuer of the provisions of this Warrant Agreement. Issuer hereby irrevocably waives, to the extent that it may do so under applicable law, any defense based on the adequacy of a remedy at law which may be asserted as a bar to the remedy of specific performance in any action brought against Issuer for specific performance of this Warrant Agreement by the holders of the Warrants and/or Non Public Warrant Shares.

                                  SECTION 19.
                                    NOTICES
                                    -------

     (a) Any notice or demand to be given or made by the holders to or on Issuer pursuant to this Warrant Agreement shall be sufficiently given or made if sent by mail, first-class or registered, postage prepaid, addressed to Issuer at the Warrant Office.

     (b) Any notice to be given by Issuer to the holders of the Warrants or the Warrant Shares shall be sufficiently given if sent by first-class mail, postage prepaid, addressed to such holder as such holder's name and address shall appear on the Warrant Register or the Common Stock registry of Issuer, as the case may be.

                                  SECTION 20.
                                BINDING EFFECT
                                --------------


     This Warrant Agreement shall be binding upon and inure to the sole and exclusive benefit of Issuer, its successors and assigns, each Holder, JBO and the registered holders from time to time of the Warrants and the Warrant Shares.

                                  SECTION 21.
                                  TERMINATION
                                  -----------

     This Warrant Agreement shall terminate and be of no further force and effect at the close of business on the Expiration Date or the date on which none of the Warrants shall be outstanding (whether by reason of the exercise thereof or the redemption thereof by Issuer), except that the provisions of Sections 15 and 16(h) shall continue in full force and effect after such termination.

                                  SECTION 22.
                                 COUNTERPARTS
                                 ------------

     This Warrant Agreement may be executed in one or more separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                                  SECTION 23.
                                CALIFORNIA LAW
                                --------------

     THIS WARRANT AGREEMENT AND EACH WARRANT CERTIFICATE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA, AS APPLIED TO AGREEMENTS MADE AND PERFORMED WITHIN THE STATE OF CALIFORNIA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. ISSUER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY CALIFORNIA STATE COURT SITTING IN THE COUNTY OF LOS ANGELES OR ANY FEDERAL COURT SITTING IN THE COUNTY OF LOS ANGELES IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THE WARRANT AGREEMENT OR THE WARRANT CERTIFICATES, AND IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. ISSUER IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, TRIAL

BY JURY AND ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN ANY INCONVENIENT FORUM. NOTHING HEREIN SHALL AFFECT THE RIGHT OF ANY PURCHASER TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ISSUER IN ANY OTHER JURISDICTION.

                                  SECTION 24.
                      BENEFITS OF THIS WARRANT AGREEMENT
                      ----------------------------------

     Nothing in this Warrant Agreement shall be construed to give to any Person other than Issuer and the registered holders of the Warrants and the Warrant Shares any legal or equitable right, remedy or claim under this Warrant Agreement.

                                  SECTION 25.
                                 SEVERABILITY
                                 ------------

     Any provision of this Warrant Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Warrant Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

                                  SECTION 26.
                                   NONWAIVER
                                   ---------

     No course of dealing or any delay or failure to exercise any right, power or remedy hereunder on the part of a holder of a Warrant shall operate as a waiver of or otherwise prejudice such holder's rights, powers or remedies hereunder.

                                  SECTION 27.
                               REPURCHASE OPTION
                               -----------------

     (a) At any time after May 21, 1996, the Issuer shall have the right to repurchase the Series A Warrants at a price of $0.10 per Series A Warrant ("Repurchase Price"); provided, that, the Closing Price per share of Common
                      --------- -----
Stock for each of the immediately preceding twenty consecutive trading days was greater than $2.25 per share.

     (b) At any time after May 21, 1997, the Issuer shall have the right to repurchase the Series B Warrants at a price of $0.10 per Series B Warrant ("Repurchase Price"); provided, that, the Closing Price per share of Common
                      --------- -----
Stock for each of the immediately preceding twenty consecutive trading days was greater than $2.50 per share.

     (c) The Issuer may repurchase such Warrants on a date designated in writing by the Issuer to each holder (the "Call Closing Date"). The Call Closing Date shall be no later than 30 days after giving of such written notice.

     (d) On the Call Closing Date, the Holders shall surrender their Warrants to the Issuer without representation or warranty (other than that the holder has good and valid title thereto free and clear of liens, claims, encumbrances and restrictions of any kind), against payment therefor by (at the option of the Holder) (i) wire transfer to an account in a bank located in the United States designated by the Holder for such purpose upon adequate advance notice or (ii) a certified or official bank check payable to the order of the Holder.

     (e) In the event the Company exercises the right to repurchase the Warrants, such Warrants will be exercisable until 5:00 P.M., local time on the date for redemption fixed in such notice. If any Warrant called for repurchase is not exercised by such time, it will cease to be exercisable and the holder will be entitled only to the Repurchase Price.

                                  SECTION 28.
                               ENTIRE AGREEMENT
                               ----------------

     This Warrant Agreement and the documents referred to herein contain the entire agreement of the parties and supersede any and all prior agreements among the parties with respect to the subject matter hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Warrant Agreement to be duly executed and delivered by their proper and duly authorized officers, as of the date and year first above written.

                                    OPHTHALMIC IMAGING SYSTEMS

                                    By:  /s/    STEVEN R. VERDOONER
                                         ---------------------------------------
                                         Name:  Steven R. Verdooner
                                         Title: President

                                    JB OXFORD & COMPANY

                                    By:  /s/    BRUCE COLE
                                         --------------------------------------
                                         Name:  Bruce Cole
                                         Title:
                                               --------------------------------